                                                             [EXECUTION COPY]


                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT, dated as of August 6, 1999 (this "AMENDMENT"), is among IQI, INC., a New York corporation (the "BORROWER"), AEGIS COMMUNICATIONS GROUP, INC., a Delaware corporation ("AEGIS"), each of the Borrower's Subsidiaries (the "CONSENTING OBLIGORS") and the Lenders (such capitalized term and other capitalized terms used in this preamble and the recitals below to have the meanings set forth in, or as defined by reference in, ARTICLE I).

                              W I T N E S S E T H:

         WHEREAS, the Borrower, Aegis, the Lenders, Credit Suisse First Boston, as Syndication Agent for the Lenders, and The Bank of Nova Scotia, as Documentation Agent and Administrative Agent for the Lenders, are parties to the Second Amended and Restated Credit Agreement, dated as of July 9, 1998 (as amended, supplemented, amended and restated or otherwise modified prior to the date hereof, the "EXISTING CREDIT AGREEMENT");

         WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects as described below; and

         WHEREAS, the Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Existing Credit Agreement, as set forth below (the Existing Credit Agreement, as amended by this Amendment, being referred to as the "CREDIT AGREEMENT");

         NOW, THEREFORE, in consideration of the agreements herein contained, and for other valuable consideration receipt of which is hereby acknowledged, the parties hereto hereby agree as follows.


                                    ARTICLE I
                                   DEFINITIONS


         SECTION I.1 CERTAIN DEFINITIONS. The following terms (whether or not underscored) when used in this Amendment shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

         "AEGIS" is defined in the PREAMBLE.

         "AMENDMENT" is defined in the PREAMBLE.

         "BORROWER" is defined in the PREAMBLE.

         "CONSENTING OBLIGORS" is defined in the PREAMBLE.

         "CREDIT AGREEMENT" is defined in the THIRD RECITAL.

         "EXISTING CREDIT AGREEMENT" is defined in the FIRST RECITAL.

         "FOURTH AMENDMENT EFFECTIVE DATE" is defined in SECTION 4.1.

         SECTION I.2 OTHER DEFINITIONS. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendment with such meanings.


                                   ARTICLE II
                         AMENDMENTS TO CREDIT AGREEMENT


         Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with this ARTICLE II; except as so amended, the Existing Credit Agreement shall continue in full force and effect.

         SECTION II.1 AMENDMENTS TO RECITALS. The Recitals to the Existing Credit Agreement are hereby amended as follows.

         SECTION II.1.1 The fifth recital of the Existing Credit Agreement is hereby amended by (a) deleting the word "and" appearing at the end of clause
(ii) thereof, (b) deleting the period (".") at the end of clause (iii) thereof and inserting "; and" in its place, and (c) inserting a new clause
(iv) to read as follows:

                  "(iv) on the Fourth Amendment Effective Date, an Additional Term Loan Commitment pursuant to which Borrowings of Additional Term Loans, in a maximum aggregate principal amount not to exceed $7,500,000, will be made to the Borrower in a single Borrowing occurring on the Fourth Amendment Effective Date."

         SECTION II.1.2 The sixth recital of the Existing Credit Agreement is hereby amended by inserting the phrase "and Additional Term Loans" immediately after the phrase "make Revolving Loans" appearing in clause (vi) thereof.

         SECTION II.2 AMENDMENTS TO ARTICLE I. Article I of the Existing Credit Agreement is hereby amended as follows.

         SECTION II.2.1 Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definitions in such Section in the appropriate alphabetical sequence:

                  "ADDITIONAL TERM LOANS" is defined in CLAUSE (b) of SECTION 2.1.1.

                  "ADDITIONAL TERM LOAN COMMITMENT" is defined in CLAUSE (b) of
         SECTION 2.1.1.

                  "ADDITIONAL TERM LOAN COMMITMENT AMOUNT" means, on any date, $7,500,000.

                  "ADDITIONAL TERM LOAN COMMITMENT TERMINATION DATE" means the earliest of:

                           (a) August 6, 1999 (if the Additional Term Loans
                  have not been made on or prior to such date);

                           (b) the Fourth Amendment Effective Date
                  (immediately after the making of the Additional Term Loans on such date); and

                           (c) the date on which any Commitment Termination
                  Event occurs.

                  Upon the occurrence of any event described in CLAUSE (b) or
         (c), the Additional Term Loan Commitment shall terminate automatically and without any further action.

                  "ADDITIONAL TERM NOTE" means a promissory note of the Borrower payable to the order of any Lender, in form and substance satisfactory to the Administrative Agent (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Additional Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "AMENDMENT NO. 4" means Amendment No. 4, dated as of August 6, 1999, to Second Amended and Restated Credit Agreement, among the Borrower, Aegis and the Lenders, and consented to by each of the Borrower's Subsidiaries.

                  "EXISTING TERM NOTE" means a promissory note of the Borrower payable to the order of any Lender, in form and substance satisfactory to the Administrative Agent (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Existing Term Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

                  "FOURTH AMENDMENT EFFECTIVE DATE" is defined in Section 4.1 of Amendment No. 4.

                  "PARENT GUARANTY" means the guaranty executed and delivered by the Parent pursuant to the terms of Amendment No. 4, in form and substance satisfactory to the Administrative Agent, as amended, supplemented, amended and restated or otherwise modified from time to time.

         SECTION II.2.2 Section 1.1 of the Existing Credit Agreement is hereby amended by amending and restating the following definitions in such Section so that they read in their entireties as follows:

                  "PERCENTAGE" means, relative to any Lender, the applicable percentage relating to Revolving Loans, Existing Term Loans, Additional Term Loans or its aggregate percentage for all facilities provided herein, as the case may be, as set forth opposite its name on SCHEDULE VII hereto under the applicable column heading or set forth in a Lender Assignment Agreement under the applicable column heading, as such percentage may be adjusted from time to time pursuant to a Lender Assignment Agreement executed by such Lender and its Assignee Lender(s) and delivered pursuant to SECTION 11.11. A Lender shall not have any Commitment to make Existing Term Loans, Additional Term Loans or Revolving Loans (as the case may be) if its percentage under the applicable column heading on SCHEDULE VII is zero. As used herein, "Percentage" as it relates to a Lender's Percentage of Letter of Credit Outstandings or Swing Line Loans shall be equal to such Lender's Percentage of Revolving Loans.

                  "STATED MATURITY DATE" means, in the case of any (a) Revolving Loan, Swing Line Loan or Existing Term Loan, June 30, 2003, and (b) Additional Term Loan, December 31, 1999.

                  "TERM LOANS" means, collectively, the Existing Term Loans and the Additional Term Loans.

                  "TERM NOTE" means, as the context may require, an Additional Term Note or an Existing Term Note.

         SECTION II.2.3 Section 1.1 of the Existing Credit Agreement is hereby amended by amending

                  (a) clauses (a) and (b) of the definition of "Applicable Margin" by

                           (i) inserting the phrase "and each Additional Term
                  Loan" immediately after the phrase "each Revolving Loan" in each place such phrase appears in such clauses, and

                           (ii) inserting the phrase "and Additional Term
                  Loans" immediately after the phrase "Rate Revolving Loans" in each place such phrase appears in such clauses (including in each of the appropriate columns set forth below clause
                  (b));

                  (b) clauses (c) and (d) of the definition of "Applicable Margin" by inserting the word "Existing" immediately before the word "Term" in each place such word appears in such clauses (including in each of the appropriate columns set forth below clause (d));

                  (c) the definition of "Guarantor" by inserting the phrase "and the Parent" immediately after the phrase "other than Aegis" appearing therein;

                  (d) the definition of "Guaranty" by inserting the phrase "the Parent Guaranty," immediately before the phrase "the Aegis Guaranty" appearing therein; and

                  (e) the definition of "Obligor" by inserting the phrase "the Parent," immediately before the word "Aegis" appearing therein.

         SECTION II.3 AMENDMENTS TO ARTICLE II. Article II of the Existing Credit Agreement is hereby amended as follows.

         SECTION II.3.1 Section 2.1.1 of the Existing Credit Agreement is hereby amended by inserting an "(a)" prior to the initial sentence thereof and adding a new clause (b) immediately before the last sentence of such Section to read as follows:

                  "(b) Subject to compliance by the Borrower with the terms hereof, in a single Borrowing occurring on the Fourth Amendment Effective Date, each Lender with a Percentage in excess of zero of the Additional Term Loan Commitment Amount will make Loans (relative to such Lender, its "ADDITIONAL TERM LOANS") to the Borrower equal to such Lender's Percentage of the aggregate amount of the Borrowing of Additional Term Loans requested by the Borrower to be made on such day (the commitment of each such Lender described in this CLAUSE (b) is herein referred to as its "ADDITIONAL TERM LOAN COMMITMENT")."

         SECTION II.4 AMENDMENTS TO ARTICLE III. Article III of the Existing Credit Agreement is hereby amended as follows.

         SECTION II.4.1 Section 3.1.1 of the Existing Credit Agreement is hereby amended by

                  (a) inserting the word "Existing" immediately before the word "Term" appearing in clause (f) thereof; and

                  (b) re-lettering existing clause (g) thereof to clause (h) and inserting a new clause (g) to read as follows:

                           "(g) shall, on the Stated Maturity Date for
                  Additional Term Loans, make a scheduled repayment of the then aggregate outstanding principal amount of all Additional Term Loans."

         SECTION II.4.2 The second sentence of Section 3.1.2 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

         "Mandatory prepayments pursuant to CLAUSE (c), (d) and (h) of
         SECTION 3.1.1 shall be applied, to the extent of such prepayment, FIRST, to the outstanding principal amount Existing Term Loans (pro rata among the scheduled repayments in CLAUSE (f) of SECTION 3.1.1) until paid in full; SECOND, to the outstanding principal amount of Additional Term Loans until paid in full; and, THIRD, to a permanent reduction in the Revolving Loan Commitment Amount."

         SECTION II.5 AMENDMENT TO ARTICLE VII. Section 7.1.9 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 7.1.9. USE OF PROCEEDS, ETC. The Borrower shall apply the proceeds of

                            (a) the Revolving Loans made on and following the
                  Effective Date (i) to refinance certain existing Indebtedness of a direct, wholly-owned subsidiary of Aegis, in connection with the Transaction, (ii) for the general corporate and working capital needs of the Borrower and the Subsidiary Guarantors, (iii) to make Permitted Acquisitions,
                  (iv) to pay the transaction fees, costs and expenses associated with Permitted Acquisitions, and (v) to pay related Transaction fees and expenses; and

                           (b) the Additional Term Loans made on the Fourth
                  Amendment Effective Date for the general corporate and working capital needs of the Borrower and the Subsidiary Guarantors."

         SECTION II.6 AMENDMENT TO ARTICLE XI. Clause (b) of Section 11.1 of the Existing Credit Agreement is hereby amended by inserting the phrase "the Parent, Aegis or" immediately before the phrase "any Guarantor from its obligations" appearing in such clause.

         SECTION II.7 SIGNATURE PAGES TO CREDIT AGREEMENT. The Signature Pages to the Existing Credit Agreement are hereby amended by deleting the phrases (and the corresponding percentages appearing after each such phrase) "Revolving Loan Commitment", "Swing Line Loan Commitment", and "Term Loan Commitment" in each place each such phrase appears thereon.

         SECTION II.8 SCHEDULE VII TO CREDIT AGREEMENT. The Existing Credit Agreement is hereby amended by adding a new Schedule VII thereto in the form of SCHEDULE VII hereto.

                                   ARTICLE III
                                 LIMITED WAIVER


         Subject to the terms of this Amendment, effective on the Fourth Amendment Effective Date, and in reliance upon the representations and warranties made herein and in each other Loan Document, by their signatures below the Lenders hereby waive, until August 31, 1999, any Default resulting from the non-compliance by the Borrower with any financial covenants contained in Section 7.2.4 of the Credit Agreement. Except as expressly provided in this Amendment (including the limited waiver set forth in this ARTICLE III), each Loan Document shall continue in full force and effect in accordance with their respective terms.


                                   ARTICLE IV
                           CONDITIONS TO EFFECTIVENESS


         SECTION IV.1 AMENDMENT EFFECTIVE DATE. This Amendment (and the amendments, and modifications, and the limited waiver contained herein) shall become effective, and shall thereafter be referred to as "AMENDMENT NO. 4", on the date (the "FOURTH AMENDMENT EFFECTIVE DATE") when all of the conditions set forth in this SECTION 4.1 have been satisfied.

         SECTION IV.1.1 EXECUTION OF COUNTERPARTS. The Administrative Agent shall have received counterparts of this Amendment, duly executed and delivered on behalf of the Borrower, each of the Consenting Obligors and the Lenders.

         SECTION IV.1.2 RESOLUTIONS, ETC. The Agents shall have received from each of the Borrower and the Parent,

                  (a) a certificate, dated the Fourth Amendment Effective Date, of its Secretary, Assistant Secretary or Member, as applicable, as to (i) resolutions of its Board of Directors or Managing Members, as applicable, then in full force and effect authorizing the execution, delivery and performance of this Amendment and each other Loan Document to be executed by it, and, with respect to the Parent, evidencing (in form satisfactory to the Lenders) the Parent's ability to timely fulfill its obligations under the Parent Guaranty, (ii) the incumbency and signatures of those of its officers or members, as applicable, authorized to act on its behalf with respect to each Loan Document to be executed by it, upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary, Assistant Secretary or Member, as applicable, of such Person canceling or amending such prior certificate, and (iii) the full force and validity of each Organic Document of the Borrower and (x) with respect to the Parent, copies thereof and (y) with respect to the Borrower, copies of any amendments or other modifications thereto which have been effected since July 9, 1998; and

                  (b) a copy of a good standing certificate, dated a dated reasonably close to the Fourth Amendment Effective Date, for each such Person.

         SECTION IV.1.3 DELIVERY OF NOTES. The Administrative Agent shall have received, for the account of each Lender making Additional Term Loans, its Additional Term Notes, duly executed and delivered by the Borrower.

         SECTION IV.1.4 PARENT GUARANTY. The Administrative Agent shall have received executed counterparts of the Parent Guaranty, dated the date hereof, duly executed by an Authorized Officer of the Parent.

         SECTION IV.1.5 OPINION OF COUNSEL. The Administrative Agent shall have received a legal opinion, dated the Fourth Amendment Effective Date and addressed to the Administrative Agent, the Syndication Agent and each of the Lenders, from New York counsel to the Obligors, satisfactory in form and substance to the Administrative Agent.

         SECTION IV.1.6 CLOSING FEES, EXPENSES, ETC. The Administrative Agent shall have received for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and 11.3 of the Credit Agreement or payable hereunder, if then invoiced.

         SECTION IV.1.7 LEGAL DETAILS, ETC. All documents executed or submitted pursuant hereto shall be satisfactory in form and substance to the Administrative Agent and its counsel. The Administrative Agent and their counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Administrative Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendment shall be satisfactory to the Administrative Agent and its counsel.


                                    ARTICLE V
                             AFFIRMATION AND CONSENT


         SECTION V.1 ACKNOWLEDGMENT AND REAFFIRMATION. Aegis, the Borrower and each Consenting Obligor hereby reaffirms, as of the Fourth Amendment Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated hereby, (b) its guarantee of payment of the Obligations pursuant to the applicable Guaranty, and (c) its obligations with respect to collateral security under each other Loan Document to which it is a party.

         SECTION V.2 REPRESENTATIONS AND WARRANTIES, ETC. Aegis, the Borrower and each Consenting Obligor hereby certifies that, as of the date hereof (and after giving effect to the limited waiver set forth in ARTICLE III), the representations and warranties made by it contained in each Loan Document to which it is a party are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent any such representation or warranty refers or pertains solely to a date prior to the date hereof (in which case such representation and warranty was true and correct in all material respects as of such earlier date).

         SECTION V.3 LOAN DOCUMENTS. Aegis, the Borrower and each Consenting Obligor further confirms that each Loan Document to which it is a party (a) is and shall continue to be in full force and effect and the same are hereby ratified and confirmed in all respects, except that upon the occurrence of the Fourth Amendment Effective Date, all references in such Loan Documents to the "Credit Agreement", "Loan Documents", "thereunder", "thereof", or words of similar import shall mean the Credit Agreement and the Loan Documents, as the case may be, in each case after giving effect to the amendments and other modifications provided for in this Amendment, (b) if such Loan Document relates to collateral security, such document shall also expressly and completely secure all Additional Term Loans and all Obligations related thereto and (c) if such Loan Document relates to a guarantee, such document shall also expressly and completely guarantee all Additional Term Loans and all Obligations related thereto.

         SECTION V.4 COURSE OF DEALING, ETC. Each Consenting Obligor hereby acknowledges and agrees that the acceptance by each Lender of this document shall not be construed in any manner to establish any course of dealing on any Lender's part, including the providing of any notice or the requesting of any acknowledgment not otherwise expressly provided for in any Loan Document with respect to any future amendment, waiver, supplement or other modification to any Loan Document or any arrangement contemplated by any Loan Document.


                                   ARTICLE VI
                                  MISCELLANEOUS


         SECTION VI.1 BORROWING REQUEST. The Borrower hereby requests from each Lender that has a Percentage in excess of zero of the Additional Term Loan Commitment a Borrowing of Additional Term Loans in an aggregate principal amount of $7,500,000 on August 6, 1999 as a Base Rate Loan in an amount equal to such Lender's Percentage with respect to the Additional Term Loan Commitment. The Borrower hereby acknowledges that, pursuant to Section
5.2.2 of the Credit Agreement, each of the delivery of this Amendment (which all parties hereto agree shall be deemed to be a Borrowing Request) and the acceptance by the Borrower of the proceeds of the Loans requested hereby constitute a representation and warranty by the Borrower that, on the date of the making of such Loans (both immediately before and after giving effect thereto and to the application of the proceeds thereof), subject to the limited waiver set forth in ARTICLE III, all statements made in Section 5.2.1 of the Credit Agreement are true and correct.

         SECTION VI.2 CROSS-REFERENCES. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

         SECTION VI.3 LOAN DOCUMENT PURSUANT TO CREDIT AGREEMENT. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         SECTION VI.4 SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

         SECTION VI.5 COUNTERPARTS. This Amendment may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         SECTION VI.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the signatories hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                           BORROWER:

                                           IQI, INC.


                                           By:
                                              --------------------------------
                                              Title:


                                           AEGIS:

                                           AEGIS COMMUNICATIONS GROUP,
                                              INC.


                                           By:
                                              --------------------------------
                                              Title:


                                           CONSENTING OBLIGORS:

                                           INTERSERV SERVICES CORP.


                                           By:
                                              --------------------------------
                                              Title:


                                           LEXI INTERNATIONAL, INC.


                                           By:
                                              --------------------------------
                                              Title:

                                           CHILDREN'S EDUCATIONAL
                                           PUBLISHING CORPORATION


                                           By:
                                              --------------------------------
                                              Title:


                                           ADVANCED TELEMARKETING CORP.


                                           By:
                                              --------------------------------
                                              Title:


                                           AURIC BROKERAGE, INC.


                                           By:
                                              --------------------------------
                                              Title:


                                           AURIC MANAGEMENT, INC.


                                           By:
                                              --------------------------------
                                              Title:

                                           LENDERS:

                                           THE BANK OF NOVA SCOTIA


                                           By:
                                              --------------------------------
                                              Title:


                                           CREDIT SUISSE FIRST BOSTON


                                           By:
                                              --------------------------------
                                              Title:

                                           By:
                                              --------------------------------
                                              Title:

                                                                 SCHEDULE VII


               PERCENTAGES AFTER GIVING EFFECT TO AMENDMENT NO. 4

                                      REVOLVING LOAN             EXISTING TERM
                                         COMMITMENT                  LOANS           ADDITIONAL TERM LOANS    AGGREGATE PERCENTAGE
                               ------------------------------ -------------------- ----------------------- -----------------------

The Bank of Nova Scotia                71.666667%                  48.498717%               50.000000%              56.721795%

Credit Suisse First
 Boston                                28.333333%                  51.501283%               50.000000%              43.278205%